UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2005



                         Spectrum Organic Products, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)



 California                         333-22997                    94-3076294
------------                        ---------                    ----------
(State of                    (Commission File Number)      (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                               ------------------
                    (Address of Principal Executive Offices)



                                  707-778-8900
                                  ------------
                         (Registrant's telephone number)

Section 2 - Financial Information:

Item 2.02 Results of Operations and Financial Condition

Spectrum Organic Products, Inc. ("Spectrum", the "Company" or the "Registrant") issued a press release on May 6, 2005 announcing its results of operations and financial condition as of and for the three months ended March 31, 2005. Included with that press release were the following financial statements:

     1.   Balance Sheets as of March 31, 2005 and December 31, 2004
     2. Statements of Operations for the three months ended March 31, 2005 and 2004
     3. Statements of Cash Flows for the three months ended March 31, 2005 and 2004


Section 9 - Financial Information and Exhibits:

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

    Exhibit 99.13: Press release of the Company dated May 6, 2005 titled "Spectrum Organic Products Reports Record Quarterly Sales"



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: May 6, 2005

                                         Spectrum Organic Products, Inc.


                                         /s/ Robert B. Fowles
                                         -------------------------------
                                         Duly Authorized Officer &
                                         Chief Financial Officer